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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post- Effective Amendment No. 14 to Registration Statement No. 33-19293 of Presidential Variable Account One on Form N-4 of our report dated February 14, 2001 relating to Presidential Life Corporation and subsidiaries for the year ended December 31, 2000, and to the reference to Deloitte & Touche under the headings "Independent Accountants" appearing in the Statement of Additional Information of such Registration Statement.


Deloitte & Touche, LLP

New York, New York
April 24, 2001

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account One of First SunAmerica Life Insurance Company of our report dated January 31, 2001, relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated March 2, 2001, relating to the financial statements of Variable Annuity Account One, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Woodland Hills, California
April 25, 2001